Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of August 27, 2014 (the “Effective Date”), is made by and between Fuse Science, Inc., a Nevada corporation (“Company”), and holder of the Company’s convertible notes signatory hereto (“Holder”).

WHEREAS, the Company previously issued  one or more convertible notes (the “Notes”) to the Holder in the principal amounts  set forth on Schedule A hereto, pursuant to the terms of subscription agreements between the Company and the Holder  (the “Note Purchase Agreements”);

WHEREAS, the Company has authorized a new series of convertible preferred stock of the Company designated as Series A Convertible Preferred Stock, $0.001 par value, the terms of which are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Preferred Stock”), which Preferred Stock shall be convertible into the Company’s common stock $0.001 par value per share (the “Common Stock”), in accordance with the terms of the Certificate of Designations

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Notes for shares of Preferred Stock.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1.             Terms of the Exchange. The Company and Holder hereby agree that as of the Effective Date, the outstanding aggregate principal balance of the Notes is set forth on Schedule A hereto. The Company and Holder further agree that the Holder will exchange the Notes and will relinquish any and all other rights he may have under the Notes and/or the Note Purchase Agreements in exchange for such number of shares of the Preferred Stock (the “Preferred Shares”, and such Preferred Shares as converted, the “Conversion Shares”, and together with the Preferred Shares, the “Securities”) as set forth on Schedule A, annexed hereto (for the avoidance of doubt, the number of Preferred Shares set forth on Schedule A take into account a reverse split of the Company’s outstanding Common Stock on a one for two hundred basis). Additionally, the Holder hereby waives any and all unpaid interest accrued on the Notes, as of the original issue date of the Notes and releases the Company from any payment thereof or obligation in connection therewith.

2.            Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver its Notes to the Company and the Company shall deliver to such Holder a certificate evidencing the Preferred Shares in the name(s) and amount(s) as indicated on Schedule A annexed hereto.  Upon closing, any and all obligations of the Company to Holder under the Notes and the Note Purchase Agreements shall be fully satisfied, the Notes shall be terminated and marked "paid in full” and Holder will have no remaining rights, powers, privileges, remedies or interests under the Notes or the Note Purchase Agreements.

3.   Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.             Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows:

a.           Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder.  This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.                      Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c.            Information Regarding Holder.  Holder is an "accredited investor", as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”)  under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of private companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Holder has the authority and is duly and legally qualified to purchase and own the Preferred Shares.  Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d.           Legend.   The Holder understands that the Securities have been issued (or will be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

        e.    Removal of Legends.  Certificates evidencing Securities shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Holder provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).  If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 4(e), as directed by the Holder, either:  (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of the Holder or its designee.  The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.
f.            Restricted Securities.   The Holder understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

5.            Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a.           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Preferred Shares and the reservation for issuance and issuance of Conversion Shares issuable upon conversion of the Preferred Shares have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the Other Agreements (as defined below) have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  On or prior to this Agreement, the Company has filed the Certificate of Designations with the Secretary of State of the State of Nevada.

b.           Organization and Qualification.  Each of the Company and its Subsidiaries (as defined in the Certificate of Designations) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company  to perform any of its obligations under any of the Exchange Documents. Other than its Subsidiaries, there is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest.  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

c.           No Conflict.  The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and reservation for issuance and issuance of the Conversion Shares) will not (i) (i) result in a violation of the Articles of Incorporation (as defined below) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTC Pink Marketplace (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d.           No Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents.  The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

e.           Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.  The offer and issuance of the Securities is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.  The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Exchange Documents.

f.           Issuance of Securities.  The issuance of the Preferred Shares are duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.  Upon issuance or conversion in accordance with the Certificate of Designations, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

g.           Transfer Taxes.  As of the date of this Agreement, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Preferred Shares to be exchanged with the Holder hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

h.           Equity Capitalization.  Except as disclosed in the SEC Reports (as defined below): (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Reports which are not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has furnished to the Holder true, correct and complete copies of the Company’s Amended and Restated Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Reports.

(i)          Litigation. Except as set forth in the SEC Reports, there are no actions or proceedings pending or, to the knowledge of the Company, threatened by or against Company or any of its Subsidiaries involving more than, individually or in the aggregate, Ten Thousand Dollars ($10,000). There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Exchange Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company

(j)          SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” ) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by U.S. GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(k)          Acknowledgment Regarding the Holders’ Receipt of Securities. The Company acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length Holder with respect to the Exchange Documents and the transactions contemplated thereby. The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Exchange Documents and the transactions contemplated thereby and any advice given by any Holder or any of its representatives or agents in connection with the Exchange Documents and the transactions contemplated thereby is merely incidental to such Holder’s receipt of the Securities. The Company further represents to each Holder that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

 (l)          Compliance. Neither the Company nor any Subsidiary: (i) is in violation of any order of any court, arbitrator or governmental body or (ii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Environmental Matters. The Company has complied with and is in compliance with all federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, permits, approvals, judgments, orders and decrees applicable to it or any of its properties, leased real property, assets, operations and businesses relating to environmental protection, and health and safety (collectively “Environmental Laws”) including, without limitation, Environmental Laws relating to air, surface water and groundwater, land and the generation, storage, use, handling, transportation, treatment, release, threatened release, remediation, exposure to or disposal of Hazardous Wastes, Hazardous Materials and Hazardous Substances (as such terms are defined in any applicable Environmental Law), as well as oil, petroleum, petroleum products, asbestos or any substance containing asbestos, and polychlorinated biphenyls (collectively “Hazardous Materials”), (ii) the Company has obtained and fully complied with and is currently in full compliance with all environmental permits and other environmental approvals necessary for the conduct of its business and the operation of its properties, and has reported to the appropriate governmental or regulatory authorities, to the extent required by all Environmental Laws, all past and present sites owned and operated by the Company where Hazardous Materials have been treated, stored, disposed of or otherwise handled, (iii) to the knowledge of the Company, there is not nor has there been any condition, event, circumstance, practice, activity, incident which could reasonably be expected to give rise to any common law liability or liability pursuant to any Environmental Laws or otherwise form the basis of any claim, demand or litigation against the Company; (iv) there are no claims, demand, suits, judicial or administrative actions, governmental investigators or legal proceedings pending or, to the knowledge of the Company, threatened against the Company relating in any way to any Environmental laws, nor has the Company received notice of any violation of, or any claim alleging liability under, any Environmental Laws, (v) there have been no releases or threats of releases (as these terms are defined in Environmental Laws) of any Hazardous Materials at, from, in or on any property previously or currently owned or operated by the Company, except as permitted by Environmental Laws, and (vi) there is no on-site or off-site location to which the Company has transported or disposed of Hazardous Materials or arranged for the transportation of Hazardous Materials which is the subject of any federal, state, local or foreign enforcement action or any other investigation which could reasonably be expected to lead to any claim against the Company for any clean-up cost, remedial work, damage to natural resources, property damage or personal injury, including, but not limited to, any claim under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act or comparable state or local statutes or regulations, except as would not have a Material Adverse Effect.

(n)         Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Exchange Documents. Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Exchange Documents.

(o)          Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p)          Tax Returns. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(q)          Foreign Corrupt Practices. None of the Company, any Subsidiary or, to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(r)          No Disagreements with Accountants or Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Exchange Documents.

(s)         OFAC. None of the Company, any Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

 (t)         Full Disclosure. All of the disclosure furnished by or on behalf of the Company to the Holders regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

6.           Additional Acknowledgments.  The Holder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement.  Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the Preferred Shares (including the Conversion Shares upon conversion of the Preferred Shares) tacks back to the original issue date of the Notes, which for the avoidance of doubt, are set forth on Schedule A hereto.  The Company agrees not to take a position contrary to this paragraph.

7. Release by the Holder.  In consideration of the foregoing, Holder releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Notes and/or the Note Purchase Agreements.  It being understood that this Section shall be limited in all respects to only matters arising under or related to the Notes and the Note Purchase Agreements and shall under no circumstances constitute a release, waiver or discharge with respect to the Securities or any Exchange Documents or limit the Holder from taking action for matters with respect to the Securities, any Exchange Document or events that may arise in the future.

8.	Miscellaneous.

a. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/Execution.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices.  Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Fuse Science, Inc.
6135 NW 167th Street, #E-21
Miami, FL 33015
Attention:  Chief Executive Officer

If to Holder, to the address set forth on the signature page of the Holder

f. Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith except that the Company shall reimburse Hudson Bay Master Fund Ltd. all legal fees incurred in connection with the structuring, documentation and implementation of the transactions contemplated by this Agreement in an amount not to exceed $5,000 in the aggregate, which such reimbursement may be deferred at the sole discretion of the Company until the closing of its next financing.

g. Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.           Independent Nature of the Holder’s Obligations and Rights.  The obligations of the Holder under the Exchange Documents are several and not joint with the obligations of any other holder of Preferred Stock (each, an “Other Holder”) under any other agreement to acquire Preferred Stock (each, an “Other Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holders under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Holder pursuant hereto or any Other Holder pursuant to any Other Agreement, shall be deemed to constitute the Holder or any Other Holder as, and the Company acknowledges that the Holder and the Other Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holder and any Other Holder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Exchange Documents, any other agreement or any matters, and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group or entity, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Exchange Documents and any Other Agreement. The decision of the Holder to acquire the Securities pursuant to the Exchange Documents has been made by the Holder independently of any Other Holder. The Holder acknowledges that no Other Holder has acted as agent for the Holder in connection with the Holder making its acquisition hereunder and that no Other Holder will be acting as agent of the Holder in connection with monitoring the Holder’s Securities or enforcing its rights under the Exchange Documents.  The Company and the Holder confirm that the Holder has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any of the Other Agreements, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. To the extent that any of the Other Holders and the Company enter into the same or similar documents, all such matters are solely in the control of the Company, not the action or decision of the Holder, and would be solely for the convenience of the Company and not because it was required or requested to do so by the Holder or any Other Holder.  For clarification purposes only and without implication that the contrary would otherwise be true, the transactions contemplated by the Exchange Documents include only the transaction between the Company and the Holder and do not include any other transaction between the Company and any Other Holder.

j.           Most Favored Nation.  The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder in any Other Agreement, is or will be more favorable to such Other Holder than those of the Holder and this Agreement.  If, and whenever on or after the date hereof, the Company desires to enter into an Other Agreement, then (i) the Company shall provide prior written notice thereof to the Holder and (ii) upon execution by the Company and such Other Holder of such Other Agreement, the terms and conditions of this Agreement, the Other Agreement and the Securities (other than any limitations on conversion set forth therein) shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Agreement, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the Securities (as the case may be) shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder.

l.           Reporting Status.  Until the date on which none of the Preferred Shares are outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Company shall continue to timely file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise no longer require or permit such filings.

m.           Listing.  The Company shall use reasonable best efforts to promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the date of this Agreement) and shall use reasonable best efforts to maintain such listing or designation for quotation (as the case may be) of all Conversion Shares from time to time issuable under the terms of this Agreement on such national securities exchange or automated quotation system.  The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market (each, an “Eligible Market”) or the Over-the-Counter Bulletin Board.  Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 8(m).

n.           Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by the Holder in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and if the Holder effects a pledge of Securities it shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any Other Agreement.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Holder.

o.           Disclosure.  The Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the 1934 Act, and attaching the form of this Agreement and the Certificate of Designations (the “8-K Filing”) within the time frame proscribed by the 1934 Act.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

FUSE SCIENCE, INC.

By:____________________________________
Name:
Title:

HOLDER:

By:____________________________________

Address for Notices:
__________________________________________
__________________________________________
__________________________________________
__________________________________________

Address for delivery of Preferred Shares:
__________________________________________
__________________________________________
__________________________________________
__________________________________________